SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                       TANGER FACTORY OUTLET CENTERS, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:


                       TANGER FACTORY OUTLET CENTERS, INC.

                           1400 WEST NORTHWOOD STREET
                        GREENSBORO, NORTH CAROLINA 27408

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            to be held on May 8, 1998



To Our Shareholders:

          On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of Shareholders (the "Meeting") of TANGER FACTORY OUTLET CENTERS, INC. (the "Company") to be held on Friday, May 8, 1998 at 10 o'clock a.m. at The Marriott Hotel, Piedmont Triad International Airport, Greensboro, North Carolina, for the following purposes:

          1.     To elect Directors to serve for the ensuing year;

          2. To ratify the amendment and restatement of the Share Option Plan and the Unit Option Plan (the "Plans") in order to (i) reflect amendments previously approved by shareholders, (ii) conform the Plans to changes to Rule 16b-3 of the Exchange Act with respect to Options granted to officers and directors of the Company, (iii) permit the grant of Options intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, (iv) permit discretionary Option grants to Independent Directors and (v) amend the Plans in certain other respects;

          3. To ratify amendments to the Share Option Plan and the Unit Option Plan to increase from 1,500,000 to 1,750,000 the aggregate number of Common Shares and Units which may be issued under the Share Option Plan and the Unit Option Plan; and,

          4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

          Only common shareholders of record at the close of business on March 31, 1998, will be entitled to vote at the Meeting or any adjournment(s) thereof.


          PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                         Sincerely,



                                         Stanley K. Tanger
                                         Chairman of the Board and
                                         Chief Executive Officer

April 8, 1998

                       TANGER FACTORY OUTLET CENTERS, INC.

                           1400 WEST NORTHWOOD STREET
                        GREENSBORO, NORTH CAROLINA 27408
                                  ------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            to be held on May 8, 1998

          This Proxy Statement is furnished to shareholders of Tanger Factory Outlet Centers, Inc., (the "Company"), a self-administered and self-managed real estate investment trust ("REIT"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Friday, May 8, 1998, at 10 o'clock a.m. for the purposes set forth in the Notice of Meeting.

          This solicitation is made on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to shareholders.

          Holders of record of Common Shares of the Company (the "Common Shares") as of the close of business on the record date, March 31, 1998, are entitled to receive notice of, and to vote on all proposals at, the Meeting. The outstanding Common Shares constitute the only class of securities entitled to vote at the Meeting. Each Common Share entitles the holder thereof to one vote. At the close of business on March 20, 1998, there were 7,864,763 Common Shares issued and outstanding.

          Shares represented by proxies in the form enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on the properly executed and returned form of proxy, the shares will be voted FOR the election of all nominees for Director, FOR the ratification of the amendment and restatement of the Share Option Plan and the Unit Option Plan and FOR the ratification of the amendments to the Share Option Plan and the Unit Option Plan to increase from 1,500,000 to 1,750,000 the aggregate number of the Company's Common Shares and units of the Company's majority owned partnership, Tanger Properties Limited Partnership (the "Operating Partnership") which may be issued under the Share Option Plan and the Unit Option Plan; provided however, shares held by a broker or nominee who has not received specific voting instructions from the beneficial owner will not be voted FOR or AGAINST the amendments to the Share Option Plan and Unit Option Plan. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting. Dissenters will not have rights of appraisal with respect to the matters to be acted upon at the Meeting.

          Under the Company's By-laws and North Carolina law, shares represented at the Meeting by proxy for any purpose will be deemed present for quorum purposes for the remainder of the Meeting. Directors will be elected by the vote of a plurality of the votes cast by the shares entitled to vote in the election, provided that a quorum is present. Accordingly, shares which are present at the Meeting for any other purpose but which are not voted in the election of directors will not affect the election of the candidates receiving a plurality of the votes cast by the shares entitled to vote in the election at the Meeting. All other proposals to come before the Meeting require a plurality of the votes cast regarding the proposal. Accordingly, shares which are present at the Meeting for any other purpose but which are not voted on a particular proposal will not affect the outcome of the vote on the proposal unless the Business Corporation Act requires that the proposal be approved by a greater number of affirmative votes than a plurality of the votes cast.

          The Company's 1997 Annual Report for the calendar year ended December 31, 1997, has been mailed with this Proxy Statement. This Proxy Statement and the enclosed form of proxy were mailed to shareholders on or about April 8, 1998. The principal executive offices of the Company are located at 1400 West Northwood Street, Greensboro, North Carolina 27408.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Company's By-Laws provide that directors be elected at each annual meeting of shareholders. Pursuant to such By-Laws, the current directors of the Company (the "Directors") have fixed the number of directors to be elected at five. The persons named as proxies in the accompanying form of proxy intend to vote in favor of the election of the five nominees for director designated below, all of whom are presently directors of the Company, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. It is expected that each of these nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

Information Regarding Nominees (as of February 28, 1998):


                                                            Present Principal Occupation or
Name                        Age                       Employment and Five-Year Employment History
----                        ---                       -------------------------------------------
Stanley K. Tanger            74     Chairman of the Board of Directors and Chief Executive Officer of the
                                    Company; President of the Company from inception to December 1994.  Mr.
                                    Tanger opened one of the Country's first outlet shopping centers in
                                    Burlington, N.C. in 1981.  He was the founder and Chief Executive of the
                                    Company's predecessor formed in 1981 until its business was acquired by the
                                    Company in 1993.
Steven B. Tanger             49     Director of the Company since May 1993.  President and Chief Operating
                                    Officer since January 1995; Executive Vice President from 1986 to 1994.  Mr.
                                    Tanger joined the Company's predecessor in 1986 and is the son of Stanley K.
                                    Tanger.
Jack Africk                  69     Director of the Company since June 4, 1993.  Chairman of the Board of
                                    Evolution Consulting Group, Inc. since June 1993.  Vice Chairman of Duty
                                    Free International Inc. from 1993 to 1994; Vice Chairman of UST Inc.
                                    ("UST") from 1990 through 1993; President and Chief Executive Officer of
                                    US Tobacco Company, a UST subsidiary, from 1987 through 1990.
William Benton               52     Director of the Company since June 4, 1993.  Chairman of the Board and
                                    Chief Executive Officer of Diversified Senior Services, Inc. since May 1996.
                                    Chairman of the Board and Chief Executive Officer of Benton Investment
                                    Company since 1982.  Chairman of the Board and Chief Executive Officer of
                                    Health Equity Properties, Inc. from 1989 to September 1994; President of
                                    Health Equity Properties, Inc. from 1987 to 1989 and from 1991 to September
                                    1994.
Thomas E. Robinson           50     Director of the Company since January 21, 1994.  Managing Director  of Legg
                                    Mason Wood Walker, Inc. since June 1997. Director (March 1994 to June
                                    1997), President (August 1994 to June 1997) and Chief Financial Officer
                                    (July 1996 to June 1997) of Storage USA, Inc.; a senior executive of Jerry J.
                                    Moore Investments from August 1993 through August 1994; Partner in
                                    Coopers & Lybrand's National Real Estate Industry Service's Group and
                                    Director of the Firm's Real Estate Investment Trust Advisory Services from
                                    November 1989 through July 1993.

          Mr. Africk is also a director of Duty Free International Inc., Transmedia Networks Inc. and Crown Central Petroleum Corporation. Mr. Robinson is also a director of CenterPoint Properties Trust.

          All directors of the Company serve terms of one year or until the election of their respective successors. The Board of Directors held four regular and three special meetings during 1997. Each of the above Directors was in attendance at all regular and special meetings of the Board of Directors, except for Mr. Robinson who was unable to attend two regular meetings.

The Board of Directors unanimously recommends a vote FOR the nominations set forth above.

Committees of the Board of Directors; Meetings

          Audit Committee. The Board of Directors has established an Audit Committee consisting of three directors who are not concurrently serving as officers of the Company ("Independent Directors"). The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. Messrs. Africk, Benton and Robinson currently serve on the Audit Committee, with Mr. Africk serving as chairman. During 1997, there were three meetings of the Audit Committee.

          Executive Compensation Committee. The Board of Directors has established an Executive Compensation Committee consisting of a majority of independent directors. The Executive Compensation Committee is charged with determining compensation for the Company's executive officers. Messrs. Africk, Benton and Stanley K. Tanger currently serve on the Executive Compensation Committee, with Mr. Africk serving as chairman. During 1997, there were no meetings of the Executive Compensation Committee.

          Share and Unit Option Committee. The Board of Directors has established a Share and Unit Option Committee ("Option Committee") consisting of three Independent Directors. The Option Committee administers the Company's Share Option Plan and the Operating Partnership's Unit Option Plan. Messrs. Benton, Africk and Robinson currently serve on the Option Committee, with Mr. Benton serving as chairman. During 1997, there were no meetings of the Option Committee.

          Each of the Directors serving on the aforementioned Committees of the Board of Directors was in attendance at all meetings of such Committees held as indicated above, except for Mr. Robinson, who was unable to attend one Audit Committee meeting. The Board of Directors has not established a separate nominating committee.

Compensation of Directors

          The Company pays its directors who are not employees of the Company ("Independent Directors") an annual compensation fee of $15,000 and a per meeting fee of $750 (for each Board of Directors meeting and each Committee meeting attended). Pursuant to the Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. (the "Share Option Plan"), on the date of his or her initial election to the Board and on each of the first two anniversaries thereof, each Independent Director received an option to purchase 3,000 Common Shares at an exercise price equal to the Fair Market Value (as defined in the Share Option Plan) of a Common Share on the date of option grant (except for the initial grant of options to Messrs. Africk and Benton); such options become exercisable with respect to 20% of the Common Shares subject thereto on each of the first five anniversaries of the date of grant, subject to the Independent Director's continued service as such. On June 4, 1993, the Company granted to Messrs. Africk and Benton options to purchase 3,000 Common Shares with an exercise price set at $22.50 per Common Share, the initial public offering price of the Common Shares. Employees of the Company who are also directors will not be paid any director fees and will not receive any options for their services as directors of the Company.

          As provided herein, subject to shareholder approval, the Share Option Plan has been amended by the Board to permit additional grants of options to Independent Directors. On January 6, 1998, the Board of Directors granted to each Independent Director (subject to shareholder approval as described herein) an option to purchase 5,000 Common Shares at an exercise price equal to Fair Market Value as of such date ($30.125 per Common Share); such options become exercisable with respect to 20% of the Common Shares subject thereto on each of the first five anniversaries of the date of grant, subject to the Independent Director's continued service as such. (See "Proposal 2 - Amendment and Restatement of the Share Option Plan and the Unit Option Plan").

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information as of February 28, 1998, available to the Company with respect to its Common Shares, $.01 par value per share, and of units of partnership interests in the Operating Partnership (the "Units") (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the Securities and Exchange Commission (the "SEC")) of more than 5% of such shares, (ii) held individually by the Directors and named executive officers of the Company, and (iii) held by the Directors and all executive officers of the Company as a group.


                                                    Numbers of
                                                      Common                             Number of        Percent of All
                                                      Shares       Percent of All          Units              Common
                                                   Beneficially         Common          Beneficially          Shares
Name and Business Address of Beneficial Owners      Owned (1)           Shares           Owned (2)          and Units
----------------------------------------------     -----------         --------         -----------        ----------

Stanley K. Tanger (3)                                147,796             1.9%            3,232,305            29.8%
   Tanger Factory Outlet Centers, Inc.
   1400 West Northwood Street
   Greensboro, NC   27408
Steven B. Tanger (4)                                   ---               ---               181,000             1.6%
   Tanger Factory Outlet Centers, Inc.
   150 East 59th Street
   New York, NY  10155
FMR Corp.                                            861,800            11.0%               ---                7.9%
   82 Devonshire Street
   Boston, MA 02109
Legg Mason, Inc.                                     474,850             6.0%               ---                4.4%
   100 Light Street
   Baltimore, MD 21202
Jack Africk (6)                                        6,400              *                 ---                 *
William G. Benton (6) (8)                              5,700              *                 ---                 *
Thomas E. Robinson (6)                                 5,595              *                 ---                 *
Rochelle G. Simpson (5)                                1,297              *                22,000               *
Willard A. Chafin (5)                                  ---                *                 3,000               *
Richard T. Parker (5)                                  ---                *                 4,000               *
Directors and Executive Officers as a Group          167,847             2.1%            3,468,305            32.1%
(14 persons) (7) (8)

--------------------
* Less than 1%

(1) The ownership of Common Shares reported herein is based upon filings with the Securities and Exchange Commission and is subject to confirmation by the Company that such ownership did not violate the ownership restrictions in the Company's Articles of Incorporation.

(2) Units in the Operating Partnership held by the Tanger Family Limited Partnership ("TFLP") and Units which may be acquired upon the exercise of options to purchase Units may be exchanged for Common Shares of the Company on a one-for-one basis.

(3) Includes 139,031 Common Shares and 3,033,305 Units owned by the TFLP, of which Stanley K. Tanger is the general partner and may be deemed to be the beneficial owner. Also includes 8,765 Common Shares and 199,000 presently exercisable options to purchase Units owned by Stanley K. Tanger individually. Does not include 171,000 options to purchase Units, which are presently unexercisable, owned by Stanley K. Tanger individually.

(4) Includes 181,000 presently exercisable options to purchase Units. Does not include 139,031 Common Shares and 3,033,305 Units owned by the TFLP, (Steven B. Tanger is a limited partner of the Tanger Investments Limited Partnership, which is a limited partner of TFLP). Does not include 129,000 options to purchase Units which are presently unexercisable. Does not include 8,765 Common Shares actually owned or 139,031 Common Shares which may be deemed beneficially owned by Steven B. Tanger's father, Stanley K. Tanger.

(5)  Represents presently exercisable options to purchase Units.

(6) Includes 5,400 presently exercisable options to purchase Common Shares of the Company.

(7) Includes 16,200 presently exercisable options to purchase Common Shares and 435,000 presently exercisable options to purchase Units. Does not include 16,200 options to purchase Common Shares and 492,600 options to purchase Units which are presently unexercisable.

(8) Excludes 325 Series A Preferred Depositary Shares which are convertible into 292 Common Shares.

Executive Compensation

         The following table sets forth the compensation earned for the fiscal years ended December 31, 1997, 1996, and 1995 with respect to each of the five persons who are expected to be the most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 during such year.


                           SUMMARY COMPENSATION TABLE
                                                                                        Long Term
                                                                                       Compensation
                                                 Annual Compensation                      Awards
                                      -----------------------------------------     ------------------
                                                                 Other Annual                             All Other
Name and Principal Position     Year    Salary($)   Bonuses($) Compensation($)      Options/SARs(#)(5) Compensation($)
---------------------------     ----    ---------   --------------------------      ----------------------------------
Stanley K. Tanger,              1997      300,000      400,000       ---                   ---            2,000 (4)
   Chairman of the Board of     1996      275,000      375,000       ---                  50,000          1,875 (4)
   Directors and Chief          1995      250,000      350,000       ---                  45,000             ---
   Executive Officer(1)(2)
Steven B. Tanger,               1997      250,000      350,000       ---                   ---           19,150 (3)
   President and Chief          1996      225,000      325,000       ---                  35,000         19,025 (3)
   Operating Officer(1)         1995      200,000      300,000       ---                  30,000         17,150 (3)
Rochelle G. Simpson,            1997      175,000       10,798       ---                   ---            2,000 (4)
   Secretary, Senior Vice       1996      165,000       10,178       ---                  12,500          1,875 (4)
   President-Administration     1995      140,000          ---       ---                  10,000          1,750 (4)
   and Finance
Willard A. Chafin, Jr.,         1997      185,000       11,415       ---                   ---             308 (4)
   Senior Vice President-       1996      175,000       10,795       ---                  12,500          1,875 (4)
   Leasing, Site Selection,     1995      152,500       25,000       ---                  10,000          1,906 (4)
   Operations and Marketing
Richard T. Parker               1997      171,731       10,596       ---                   ---           13,000 (6)
   Vice President-              1996      111,692       31,890       ---                  20,000          8,000 (6)
   Development (6)

---------------

(1) A portion of the salaries of Stanley K. Tanger and Steven B. Tanger are paid by the Company for services to the Company and the remainder are paid by the Operating Partnership.

(2) In addition, Stanley K. Tanger owns the stock of Stanley K. Tanger & Company ("SKT Co."), which performed certain marketing services for the Company during 1995. SKT Co. was paid an annual fee equal to cost plus $5,000 per year.

(3) The Company provides term life insurance to Steven B. Tanger at a current annual premium of $17,150. In addition, the Company provided $2,000 and $1,875 during 1997 and 1996 as a Company match under the employee 401(k) plan.

(4)  Company match under employee 401(k) plan.

(5)  Number of Units in the Operating Partnership under option grant.

(6) Mr. Parker joined the Company in April 1996 and thus the annual compensation shown for 1996 represents less than a full calendar year. Other compensation includes $2,000 in 1997 as a Company match under the employee 401(k) plan and $11,000 and $8,000 in 1997 and 1996 as a moving allowance for relocating to Greensboro, North Carolina.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

         The following table provides information on option exercises in 1997 by the named executive officers, and the value of each such officer's unexercised options at December 31, 1997.

            (a)                     (b)                 (c)                    (d)                             (e)
                                                                                                               Value of
                                                                                                     Unexercised In-the-Money
                                                                      Number of Unexercised                 Options at
                              Shares Acquired          Value          Options at Year End(#)              Year-End ($)(1)
           Name                on Exercise(#)       Realized($)     Exercisable Unexercisable       Exercisable Unexercisable
           ----                --------------       -----------     -------------------------       -------------------------
Stanley K. Tanger                    --                 --           199,000         121,000        1,457,563       804,312
Steven B. Tanger                     --                 --           181,000          94,000        1,360,813       641,375
Rochelle G. Simpson                 8,000             46,750          22,000          25,000         138,063        157,437
Willard A. Chafin, Jr.             10,500             53,056           3,000          19,000          11,813        121,437
Richard T. Parker                    --                 --             4,000          16,000          24,500         98,000

------------

(1) Based upon the closing price of the Company's Common Shares on the New York Stock Exchange on December 31, 1997 of $30.5625 per share.

Compensation Committee Interlocks and Insider Participation

         The Executive Compensation Committee of the Board of Directors, which is required to have a majority of Independent Directors, is charged with determining compensation for the Company's executive officers. Messrs. Africk, Benton and Stanley K. Tanger currently serve on the Executive Compensation Committee, with Mr. Africk serving as chairman.

         Mr. Stanley K. Tanger is Chief Executive Officer and Chairman of the Board of Directors of the Company.

         Mr. Stanley K. Tanger is an investor in certain real estate joint ventures owning three properties managed by the Company. See Certain Relationships and Related Transactions.

Report of the Executive Compensation Committee on Executive Compensation

         The Company's factory outlet centers are held by, and all of the Company's operations are conducted by, the Operating Partnership. Except as expressly described below, references to compensation (or policies with respect thereto) paid by the Company refer to compensation paid by both the Company and the Operating Partnership.

         This Committee believes that the Company's success is attributable in large part to the management and leadership efforts of its executive officers. The Company's management team has substantial experience in owning, operating, managing, developing and acquiring interests in factory outlet centers. Stanley
K. Tanger, Chairman of the Board and Chief Executive Officer, and Steven B. Tanger, President and Chief Operating Officer, provide the Company with strategic business direction.

         During 1997, through the efforts of management, the Company acquired three factory outlet centers totaling 302,554 square feet and completed construction and put into operation an additional 402,694 square feet of retail space through expansions of the Company's existing centers. The Company's portfolio of properties at December 31, 1997 was 98% leased and the Company has continued to vigorously explore opportunities for new developments and acquisitions. Funds from operations ("FFO"), a widely accepted financial indicator used by certain investors and analysts to analyze and compare one equity REIT with another, before minority interest increased 11% during the 1997 and total revenues increased 13%. FFO is generally defined as net income (loss), computed in accordance with generally accepted accounting principles, before extraordinary items and gains (losses) on sale of properties, plus depreciation and amortization uniquely significant to real estate. Accordingly, the Company intends to continue to maintain compensation policies, plans and programs which will reward management and provide additional incentives for the enhancement of cash flows, and consequently real property and shareholder values.

         The Company's business is most competitive and the Committee believes that it is extremely desirable for the Company to maintain employment contracts with its senior executives. The Company currently has employment contracts with each of the named executives on page 6, with the exception of Mr. Parker. Pursuant to those contracts, each executive (except Stanley K. Tanger) is prohibited from engaging in activities in competition with the Company during the term of employment and for a period of one year following termination of employment. Stanley K. Tanger is permanently prohibited from engaging in competitive activities.

         The employment contracts for Stanley K. Tanger and Steven B. Tanger, the Company's two most senior executives, provide for annual cash bonuses based upon the Company's performance as measured by FFO per share (See "Employment Contracts"). The Company may also consider the award of cash bonuses to other executive officers and key employees based on similar measures. Based on the Company's financial condition as of the end of 1997 and the results of operations during 1997, the Company concluded that its executive officers and key employees substantially contributed toward achieving the 1997 performance goals, and as a result, the Company awarded each such officer and key employee a cash bonus based on a percentage of their salary. The Committee members believe the bonuses awarded were appropriate in view of previously awarded bonuses and their qualitative assessment that 1997 represented a year of significant achievement for the Company that was, in large part, attributable to the talents and efforts of the executive officers and key employees.

         Stock-based compensation is also an important element of the Company's compensation program. The Company maintains the Share Option Plan and the Operating Partnership maintains the Unit Option Plan (collectively with the Share Option Plan, the "Plans") for the purpose of attracting and retaining the Company's Directors, executive officers and certain other employees. The Option Committee of the Board of Directors determines in its sole discretion, subject to the terms and conditions of the Plans, the specific terms of each option granted to an employee of the Company or Operating Partnership based upon its subjective assessment of the individual's performance, responsibility and functions and how this performance may have contributed or may contribute in the future to the Company's performance. The Compensation Committee believes awards pursuant to the Plans align the interests of the Directors and management with those of Company's shareholders since optionees will benefit under such options only if the shareholders of the Company also benefit. Options granted under the Plans are generally granted at the Fair Market Value of the Company's Common Shares on the date of grant and thus will provide value only if the price of Common Shares exceeds the exercise price of the options.

         The cash compensation for the Company's Chief Executive Officer, Stanley K. Tanger, is determined pursuant to his employment contract. Mr. Tanger's base salary is established each year by agreement between Mr. Tanger and the Board of Directors. Provided however, Mr. Tanger's annual base salary will not be less than his base salary for the previous year and, if FFO per share (calculated on a fully diluted basis assuming the conversion of all outstanding Series A Preferred Shares and all minority interest Operating Partnership Units) for the prior year equals or exceeds that year's target per share, a Consumer Price Index increase. The Company's FFO per share exceeded the target per share during the year ended December 31, 1996. Based on Mr. Tanger's key contributions towards the Company's continued success in an increasingly competitive environment, the Committee approved that Mr. Tanger's base salary for 1997 be increased to $300,000. In addition, he was entitled to a bonus ranging from $100,000 to $400,000 based upon the amount, if any, by which the Company's FFO per share exceeded a target per share. If the Company's FFO had not exceeded the target, Mr. Tanger would have received no bonus. For the twelve month period ended on December 31,1997, the Company's FFO exceeded the target necessary for Mr. Tanger to receive the maximum bonus allowed under the contract. For the year ended December 31, 1997, the Company paid 20% of Mr. Tanger's base annual salary and the Operating Partnership paid the remainder of Mr. Tanger's compensation, including his bonus. For periods thereafter, the ratio will be determined by the Company acting in its capacity as General Partner of the Operating Partnership and on its own behalf.

         On January 6, 1998, the Option Committee granted Mr. Tanger 50,000 Unit options with an exercise price equal to the Fair Market Value on the date of grant. The primary basis for the Committee's determination to grant such options to Mr. Tanger was to provide strong incentive for him to continue to increase the value of the Company during the remainder of his employment.

         During 1993, the Internal Revenue Code of 1986 (the "Code") was amended to add Section 162(m), which denies an income tax deduction to any publicly held corporation for compensation paid to a "covered employee" (which is defined as the Chief Executive Officer and each of the Company's other four most highly compensated officers) to the extent that such compensation in any taxable year of the employee exceeds $1 million. In addition to salaries, bonuses payable to the Company's executives under their present employment contracts and compensation attributable to the exercise of options granted under the Share Option Plan and Unit Option Plan constitute compensation subject to the Section 162(m) limitation. It is the Company's policy to take account of the implications of Section 162(m) among all factors reviewed in making compensation decisions. The Plans have been amended, subject to shareholder approval as provided herein, to permit the grant of options intended to qualify as "performance-based compensation" which is exempt from application of the Section 162(m) limitation. The Company expects that it will not be denied any deduction under Section 162(m) for compensation paid during its taxable year ended December 31, 1997, although it is possible that in some future year some portion of the compensation paid to a Company executive will not be tax deductible by the Company under Section 162(m).

                  Jack Africk (Chairman)
                  Stanley K. Tanger
                  William Benton

As to that portion of the report which pertains to Mr. Stanley K. Tanger's compensation:

                  Jack Africk (Chairman)
                  William Benton

                             SHARE PRICE PERFORMANCE
                              ---------------------

         The following share price performance chart compares the Company's performance to the S&P 500, the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT") and the index prepared by SNL Securities LC of the four other publicly traded factory outlet REITs ("Tanger Peer Group"). The Tanger Peer Group consists of Chelsea GCA Realty, Inc., FAC Realty Trust, Inc., Horizon Group, Inc., and Prime Retail, Inc. Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System.

         All share price performance assumes an initial investment of $100 at the beginning of the period and assumes the reinvestment of dividends. The graph further assumes that the Common Shares of the Company were bought at the initial public offering price of $22.50. Share price performance for the period May 1993 (the month in which the Company completed its initial public stock offering) through December 1997, is not necessarily indicative of future results.



[Line graph appears here with the following plot points]


                    May 93         Dec 93         Dec 94         Dec 95         Dec 96         Dec 97
Tanger              100            130.2          113.7          130.8          154.1          187.2
Nareit              100            102.9          106.2          122.4          165.5          199.1
S&P                 100            108.1          109.5          150.5          185.1          246.9
Peer Group          100            110.7          110.6          112.9          120.4          122.4

Employment Contracts

         Each of the Messrs. Tanger will receive annual cash compensation in the form of salary and bonus pursuant to a three year employment contract, which is automatically extended for one additional year on January 1 of each year beginning January 1, 1997, with both the Company and the Operating Partnership. The base salary provided for in such contracts may be increased each year. Upon termination of employment, Stanley K. Tanger has agreed not to compete with the Company for the remainder of his life. Steven B. Tanger has agreed not to compete with the Company for one year (or three years if severance compensation is received) within a 50 mile radius of the site of any commercial property owned, leased or operated by the Company and/or the Operating Partnership or within a 50 mile radius of any commercial property which the Company and/or the Operating Partnership negotiated to acquire, lease or operate within the six month period prior to termination . The covenant not to compete mandates that, during the term of the contract and during the effective period of the covenant, such executives direct their commercial real estate activities through the Company, with exceptions for development of properties which were owned collectively or individually by them, by members of their families or by any entity in which any of them owned an interest or which was for the benefit of any of them prior to the initial public offering (including the three factory outlet centers in which Stanley K. Tanger is a 50% partner and a single shopping center in Greensboro, North Carolina (the "Excluded Properties")). In no event will either of Messrs. Tanger engage in the development, construction or management of factory outlet shopping centers or other competing retail commercial property outside of the Company or the Operating Partnership during the effective period of the covenant (with the exception of the Excluded Properties and as described above). See "Certain Relationships and Related Transactions." In addition, such executives will not engage in any active or passive investment in property relating to factory outlet centers or other competing retail commercial property, with the exception of the ownership of up to one percent of the securities of any publicly traded company.

         The contracts for Stanley K. Tanger and Steven B. Tanger provide for annual bonuses based upon the Company's performance as measured by FFO per share. The minimum bonus in each calendar year period for each of the Tangers is $100,000, and will be paid if FFO per share (after payment of such bonuses) equals or exceeds the annual minimum target for such year. The annual minimum target for years beginning after December 31, 1996 is the average FFO per share for the three previous calendar years. The annual minimum target, however, will never fall below $1.552 per share. The Tangers will receive additional bonus payments, based on the percentage by which actual FFO per share exceeds the annual minimum target, up to a maximum of 100% of base salary. If the employment of either of Messrs. Tanger terminates without Cause, as defined in the agreement, or such employment is terminated by the executive with Good Reason, as defined in the agreement, the terminated executive shall receive a severance benefit equal to 300% of the sum of (a) his annual base salary (b) the higher of
(i) the prior year's annual bonus and (ii) the average annual bonus for the preceding three years, and (c) his automobile allowance for the current year. If employment terminates by reason of death or disability, the executive or his estate shall receive a lump sum amount equal to his annual base salary that would have been paid for the remaining contract term if employment had not terminated, and in addition, will receive an amount equal to the executive's annual bonus which would have been paid during the year of termination had the executive not terminated, multiplied by the fraction the numerator of which is the number of days in the year prior to termination and the denominator of which is 365.

         The employment agreements with Stanley K. Tanger and Steven B. Tanger also grant them certain registration rights with respect to the shares of Common Shares that they beneficially own.

         Rochelle G. Simpson and Willard A. Chafin each currently have an employment contract with the Company expiring December 31, 1998. Each contract may be extended by an additional three year period by mutual written agreement between the executive and the Company. The contracts establish base salaries of $175,000 for Ms. Simpson and $185,000 for Mr. Chafin for the year ending December 31, 1997, which amounts will be increased by $10,000 each year thereafter during the contract term. If the employment of either executive is terminated due to death or disability or if the term of employment is not extended for an additional three years, the executive will receive a severance payment of $125,000. Further, if the employer materially breaches the employment contract and the employment contract is terminated or rescinded by the executive, the Company will pay the executive compensation due for the remainder of the contract term plus $125,000. During the term of employment and for a period of one year thereafter, each executive is prohibited from engaging directly or indirectly in any aspect of the factory outlet business within a radius of 100 miles of, or in the same state as, any factory outlet center owned or operated by the Company.

         Stanley K. Tanger and Steven B. Tanger are employed and compensated by both the Operating Partnership and the Company. Management believes that the allocation of such persons' compensation as between the Company and the Operating Partnership reflects the services provided by such persons with respect to each entity. The remainder of the employees are employed solely by the Operating Partnership.

                                   PROPOSAL 2
   APPROVAL OF THE AMENDED AND RESTATED SHARE OPTION PLAN AND UNIT OPTION PLAN

         The following information summarizes the material provisions of the Share Option Plan and the Unit Option Plan, each as amended and restated, and is qualified in its entirety by reference to the full text of the Plans, copies of which are attached hereto as Appendices A and B, respectively, and incorporated herein by this reference. Unless otherwise defined, capitalized terms used herein have the meanings ascribed to them in the Plans.

         On May 28, 1993, the Board adopted the Share Option Plan and the Operating Partnership adopted the Unit Option Plan. Each Plan was approved by the shareholders of the Company on May 28, 1993. The Plans have subsequently been amended from time to time as approved by the Company's shareholders. In order to (i) reflect amendments previously approved by shareholders, (ii) conform the Plans to changes to Rule 16b-3 of the Exchange Act with respect to Options granted to officers and directors of the Company, (iii) permit the grant of Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, (iv) permit discretionary Option grants to Independent Directors and (v) amend the Plans in certain other respects, the Option Committee and the Board have adopted an amendment and restatement of the Share Option Plan and have caused the Operating Partnership to adopt an amendment and restatement of the Unit Option Plan, both subject to shareholder approval as provided herein.

Shares and Units Available under the Plans

         Without giving effect to the proposed increase to the number of Units and Common Shares reserved for issuance in the aggregate under the Plans (submitted for shareholder approval under separate action - See Proposal 3 - Approval of Amendments to Increase Shares and Units under the Plans), the number of Units and Common Shares reserved for issuance under the Plans is 1,500,000, in the aggregate (subject to certain antidilution provisions). The maximum number of Units or Common Shares subject to Options granted to one individual in any calendar year may not exceed 60,000 and the Plans further provide that the grant and exercise of Options shall not cause the Company to fail to qualify as a REIT for federal income tax purposes.

General Nature and Purpose

         The Plans were adopted to (i) provide incentives to directors and executive and key employees of the Company and the Operating Partnership and
(ii) enable the Company and the Operating Partnership to obtain and retain the services of the type of directors and executive and key employees considered essential to the long-range success of the Company. Options granted under the Share Option Plan to Company employees may be either incentive share options within the meaning of Section 422(b) of the Internal Revenue Code of 1986 ("Incentive Share Options") or non-qualified share options ("Non-Qualified Share Options"). Options granted under the Unit Option Plan and options granted under the Share Option Plan to persons other than Company employees will be Non-Qualified Share Options.

Amendment and Termination of the Plans

         The Plans may be amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Option Committee, subject to shareholder approval if such approval is then required by applicable law or in order for options granted under the Plans to continue to satisfy the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) or Code
Section 422. No Option may be granted under a Plan during any period of suspension or after termination of such Plan, and in no event may any Incentive Share Option be granted under the Plans after May 28, 2003.

Administration of the Plans; Terms of Options

         The Option Committee administers the Plans with respect to Options granted to employees of the Company and the Operating Partnership, and the full Board administers the Share Option Plan with respect to Options granted to Independent Directors. Subject to the terms and conditions of the Plans, the Option Committee (the Board with respect to Independent Directors) has the authority to select the employees (or Independent Directors) to whom Options will be granted, to determine the number of shares to be subject thereto and the terms and conditions thereof The Board may, in its discretion, exercise any of the rights or duties of the Option Committee under the Plans, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined at the sole discretion of the Option Committee.

Eligibility and Participation

         Any employee designated by the Option Committee as an executive or key Company employee or as an employee of the Operating Partnership shall be eligible to be granted Options, as determined by the Option Committee in its discretion. Each Independent Director of the Company shall be eligible to be granted Options as determined by the full Board in its discretion.

Vesting of Options

         Options granted under the Plans shall become exercisable at such times and in such installments (which may be cumulative) as the Option Committee (the Board with respect to Options granted to Independent Directors) provides in the terms of each individual Option Agreement. The Option Committee (or Board with respect to Options granted to Independent Directors), on such terms and conditions as it deems appropriate, may accelerate the time at which an Option or any portion thereof may be exercised. Notwithstanding the foregoing, no portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable, except as may otherwise be provided by the Option Committee (or Board, where applicable). Further, to the extent the aggregate fair market value of the Company's Common Shares with respect to which Incentive Share Options are exercisable for the first time by an Optionee during any calendar year (under the Share Option Plan and all other incentive share option plans of the Company and any Subsidiary) exceeds $100,000, such options shall be treated as Non-Qualified Options.

Expiration of Options

         The Option Committee (the Board with respect to Options granted to Independent Directors) shall provide in the terms of each individual Option Agreement when such Option expires and becomes unexercisable; provided, however, that in no event will an Incentive Share Option be exercisable following the tenth anniversary from the date such Incentive Share Option is granted, or the fifth anniversary from such date if the Incentive Share Option is granted to an individual then owning more than 10% of the Company or any Subsidiary. The Option Committee (the Board with respect to Options granted to Independent Directors) may provide, in the terms of individual Option Agreements, that said Options expire immediately upon a Termination of Employment or Termination of Directorship.

Consideration for Granting Options

         In consideration of the granting of an Option, the Optionee shall agree, in a written Option Agreement, to remain in the employ of (or to serve as an Independent Director of) the Company or the Operating Partnership, as applicable, for a period of at least one year after the Option is granted. Nothing in the Plans or in any Option Agreement will confer upon any Optionee any right to continue in the employ of the Company or the Operating Partnership.

Purchase Price of Shares Subject to Options

         The price of the shares subject to each Option granted under the Plans shall be set by the Option Committee (the Board with respect to Options granted to Independent Directors); provided, however, that such price shall be not less than the Fair Market Value of a Common Share on the date the Option is granted, and, in the case of Incentive Share Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a Common Share on the date the Option is granted.

Manner of Option Exercise

         Options are exercisable in whole or in part by written notice to the Company, specifying the number of shares or Units being purchased and accompanied by payment (to the Operating Partnership for Unit Options and to the Company for Share Options) of the exercise price for such shares or Units. Payment of the exercise price may be made in cash which, with the consent of the Option Committee (or of the Board, in the case of Options granted to Independent Directors), may include (except with respect to Incentive Share Options) an assignment of the right to receive the cash proceeds from the sale of Common Shares subject to the Option (or exchangeable for Units) or by surrender of Common Shares or Units issuable upon exercise of the option (pursuant to a "cashless exercise" procedure) or, with the consent of the Option Committee, by delivery of then held Units or Common Shares or by delivery of other property, or by a recourse promissory note payable to the Company, or by a combination of the foregoing. As a condition to the exercise of any Option, the Option Committee may require that the Optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. Units received upon exercise of Options under the Unit Option Plan are exchangeable for Common Shares.

Transfer Restrictions

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law (other than as security for a promissory note given as consideration for full or partial payment for such Option); provided, however, that Options may be transferred by will or by the laws of descent and distribution and, with the consent of the Committee, may be transferred to a member of the Optionee's immediate family or to a trust, partnership or other entity the sole beneficiaries, partners or other members of which are members of the Optionee's immediate family. During an Optionee's lifetime, Options are exercisable only by the Optionee unless such Options have been disposed of pursuant to the foregoing sentence. The Option Committee, in its sole discretion, may impose such other restrictions on the transferability of the Common Shares and Units purchasable upon the exercise of an Option as it deems appropriate.

No Rights as Shareholders

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect to any Common Shares or Units purchasable upon the exercise of any part of an Option unless and until certificates representing such Common Shares have been issued by the Company to such holders.

Extraordinary Corporate Events

         The Plan provides the Option Committee (the Board with respect to options granted to Independent Directors) discretion to amend the terms (such as exercise price, number of shares and vesting) of outstanding Options and future grants that may be made under the Plans upon the occurrence of a recapitalization, stock split, reorganization, merger, consolidation, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or other similar corporate event. In addition, the Option Committee (or Board with respect to options granted to Independent Directors) has discretion under the Plans to provide that Options will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified extraordinary corporate events; and in such event the Option Committee may also accelerate the vesting of Options. Notwithstanding the above, upon a change in control, all options granted to Independent Directors shall become immediately exercisable in full.

Certain Federal Income Tax Consequences

         The following discussion is a general summary of the material federal income tax consequences to the Company, the Partnership and Optionees and is intended for general information only. The discussion is based on the Code, regulations thereunder and rulings and decisions now in effect, all of which are subject to change.

         Non-Qualified Options. Holders of Non-Qualified Options generally do not recognize income as a result of the grant of Non-Qualified Options, but normally recognize compensation income taxable at ordinary income rates upon the Non-Qualified Options' exercise, to the extent that the fair market value of the shares (or Units) on the date of the exercise exceeds the exercise price paid. The Company (or the Operating Partnership) will generally be entitled to a tax deduction in an amount equal to the amount that the Optionee is required to include in ordinary income at the time of such inclusion and may be required to withhold taxes on such ordinary income. The Optionee's initial tax basis for shares acquired upon the exercise of a Non-Qualified Share Option will be the option exercise price paid plus the amount recognized as ordinary income. Any subsequent appreciation in the value of such shares may qualify for capital gains treatment depending upon the applicable holding period.

         The tax consequences resulting from the exercise of Non-Qualified Share Options through delivery of already-owned shares of Common Shares are not completely certain. In published rulings, the Internal Revenue Service has taken the position that, to the extent an equivalent value of shares is acquired, the employee will recognize no gain on the already-owned shares and the employee's basis in the shares acquired upon such exercise will be equal to the employee's basis in the surrendered shares; that any additional shares acquired upon such exercise are compensation to the employee taxable under the rules described above and that the employee's basis in any such additional shares is their then fair market value.

         Incentive Share Options. Holders of Incentive Share Options generally do not recognize income upon either the grant of an Incentive Share Option or its exercise. Upon the sale or other taxable disposition of the Common Shares acquired by Option exercise, the Optionee will generally recognize income taxable at capital gains rates (depending on the applicable holding period) equal to the difference between the amount realized upon such disposition and the option exercise price, provided no disposition of the shares has taken place within either (a) two years from the date of grant of the Incentive Share Option or (b) one year from the date of transfer of Common Shares to the Optionee upon exercise. If the Common Shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the difference between the Incentive Share Option exercise price and the fair market value of the shares on the date of the Option's exercise will be taxable as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If the Common Shares are disposed of before the expiration of the one-year or two-year periods in a sale or exchange on which a loss would be permitted to be recognized and the amount realized is less than the fair market value of the shares at the date of exercise, the Optionee's ordinary income would be limited to the amount realized less the option exercise price paid. The Company will generally be entitled to a tax deduction with respect to an Incentive Share Option only to the extent the Optionee recognizes ordinary income upon sale or other disposition of the Common Shares. The difference between the fair market value of the Common Shares on the exercise date and the exercise price of an Incentive Share Option is deemed to be a "tax preference" under the alternative minimum tax rules of the Code.

         The tax consequences resulting from the exercise of an Incentive Share Option through delivery of already-owned Common Shares are not completely certain. In published rulings and proposed regulations, the Internal Revenue Service has taken the position that generally the Optionee will recognize no income upon such share-for-share exercise (subject to the discussion above), that, to the extent an equivalent number of Common Shares is acquired, the Optionee's basis in the Common Shares acquired upon such exercise is equal to the Optionee's basis in the surrendered shares increased by any compensation income recognized by the Optionee, that the Optionee's basis in any additional Common Shares acquired upon such exercise is zero and that any sale or other disposition of the acquired shares within the one-year or two-year periods described above will be viewed as a disposition of the shares with the lowest basis first.

The Board of Directors of the Company recommends a vote FOR the Amendment and Restatement of the Plans.

                                   PROPOSAL 3
      AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES AND UNITS AVAILABLE
                UNDER THE SHARE OPTION PLAN AND UNIT OPTION PLAN

         It is proposed that the Company's Share Option Plan and Unit Option Plan be amended to increase the number of the Company's Common Shares which may be issued under the Share Option Plan and the number of units of the Operating Partnership which may be issued under the Unit Option Plan from 1,500,000 in the aggregate to 1,750,000 in the aggregate.

The Board of Directors recommends voting "FOR" the ratification of the amendment to increase the number of Common Shares and Units Available Under the Share Option Plan and Unit Option Plan.


Certain Relationships and Related Transactions

         The Company manages for a fee three factory outlet centers owned by joint ventures, in which Stanley K. Tanger and a third party each have a fifty percent interest. As a result, certain conflicts of interest may arise between Mr. Tanger's duties and responsibilities to the Company and his duties and responsibilities to the joint ventures in ensuring the adequate provision of services. In addition, conflicts of interest may arise over the allocation of management resources between the Company's properties and the joint venture properties. However, the arrangement under which the Company provides services to the joint ventures can be terminated by either party, with or without cause, upon 30 days' notice. To minimize potential conflicts of interest, all significant transactions between the Company and the joint ventures, including continuing the arrangement for providing management services, will be approved by a disinterested majority of the Company's Board of Directors. As a general matter, the Company does not expect to engage in any other transactions with any member of management in his or her individual capacity. Revenues from managing the joint ventures accounted for less than one-tenth of one percent of the Company's revenues in 1997.

         The Company did not grant any share or unit options during 1997. During 1996, the Operating Partnership granted 50,000 options to purchase Units to Mr. Stanley K. Tanger, 35,000 options to purchase Units to Mr. Steven B. Tanger and options to acquire a total of 149,700 Units to certain officers and employees of the Operating Partnership.

General -

         Appointment of Independent Auditors. The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P. to audit the accounts of the Company with respect to its operations for the fiscal year ending on December 31, 1998 and to perform such other services as may be required. Should the firm be unable to perform these services for any reason, the Board of Directors will appoint other independent auditors to perform these services. Coopers & Lybrand L.L.P. served as independent auditors of the Company for the fiscal year ended December 31, 1997. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Section 16(a) Compliance. Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of the ownership and changes in the ownership (Forms 3, 4 and 5) with the SEC and the New York Stock Exchange. Officers, directors and beneficial owners of more than ten percent of the Company's shares are required by SEC regulation to furnish the Company with copies of all such forms which they file.

         Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the period ended December 31, 1997, or written representations from certain reporting persons, no Forms 3, 4 or 5 were filed delinquently by those persons.

         Shareholders' Proposals. This Proxy Statement and form of proxy will be sent to shareholders in an initial mailing on or about April 8, 1998. Proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders to be held in 1999 must be received by the Company no later than November 30, 1998. Such proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

         Other Business. All shares represented by the accompanying proxy will be voted in accordance with the proxy. The Company knows of no other business which will come before the Meeting for action. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                                                                      APPENDIX A

                   THE AMENDED AND RESTATED SHARE OPTION PLAN
                FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES OF
                       TANGER FACTORY OUTLET CENTERS, INC.

         Tanger Factory Outlet Centers, Inc., a corporation organized under the laws of the state of North Carolina (the "Company"), adopted the Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., (the "Plan") on May 28, 1993. The Plan has subsequently been amended from time to time. In order to conform the Plan document to such amendments and to further amend the Plan in certain respects, the Plan has been amended and restated, effective as of January 6, 1998. This Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., constitutes a complete amendment and restatement of the Plan in its entirety and a continuation of the Plan.

         The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its Directors, and executive and key Employees (as defined below) who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Shares and thus to benefit directly from such growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the types of professional, technical and managerial employees and directors considered essential to the long range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Shares under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined below).

                                   ARTICLE I.
                                   DEFINITIONS

         Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1.      Award Limit

         "Award Limit" shall mean 60,000 Common Shares.

Section 1.2.      Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.3.      Change in Control

         "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

         (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept; or

         (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

Section 1.4.      Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5.      Committee

         "Committee" shall mean the Share and Unit Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.6.      Common Shares

         "Common Shares" shall mean the Common Shares of the Company, par value $0.01 per share.

Section 1.7.      Company

         "Company" shall mean Tanger Factory Outlet Centers, Inc., a North Carolina corporation.

Section 1.8.      Director

         "Director" shall mean a member of the Board.

Section 1.9.      Employee

         "Employee" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

Section 1.10.     Exchange Act

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.11.     Fair Market Value

         "Fair Market Value" of a Common Share as of a given date shall be (i) the closing price of the Common Shares on the principal exchange on which Common Shares are trading on the trading day previous to such date, or, if Common Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; (ii) if such Common Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the Common Shares are then listed as National Market Issue under the NASD National Market System) or (B) the mean between the closing representative bid and asked prices for the Common Shares on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Shares are is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a Common Share as established by the Committee (or the Board in the case of Options granted to Independent Directors) acting in good faith.

Section 1.12.     Incentive Share Option

         "Incentive Share Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Share Option by the Committee.

Section 1.13.     Independent Director

         "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.14.     Non-Qualified Share Option

         "Non-Qualified Share Option" shall mean an Option which is not designated as an Incentive Share Option by the Committee.

Section 1.15.     Operating Partnership

         "Operating Partnership" shall mean Tanger Properties Limited Partnership, a partnership organized under the laws of the state of North Carolina

Section 1.16.     Option

         "Option" shall mean an option to purchase Common Shares granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Share Option or an Incentive Share Option; provided, however, that Options granted to Independent Directors shall be Non-Qualified Share Options.

Section 1.17.     Optionee

         "Optionee" shall mean an Employee or Independent Director granted an Option under this Plan.

Section 1.18.     Plan

         "Plan" shall mean The Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc.

Section 1.19.     Rule 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.20.     Secretary

         "Secretary" shall mean the Secretary of the Company.

Section 1.21.     Section 162(m) Participant

         "Section 162(m) Participant" shall mean any Company Employee designated by the Committee as a Company Employee whose compensation for the fiscal year in which the Company Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.22.     Subsidiary

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns securities possessing 50 percent or more of the total combined voting power of all classes of securities in one of the other corporations in such chain.

Section 1.23.     Termination of Directorship

         "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

Section 1.24.     Termination of Employment

         "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company, the Operating Partnership or any subsidiary of either of them is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of such Optionee by the Company, the Operating Partnership or any subsidiary of either of them, (ii) at the discretion of the Committee, termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company, the Operating Partnership or any subsidiary of either of them with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, the Operating Partnership and any subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1.      Shares Subject to Plan

         (a) The aggregate number of Common Shares which may be issued upon exercise of Options under the Plan shall not exceed 1,500,000; provided, that effective as of the date of the next succeeding annual meeting of shareholders such number shall be increased to 1,750,000 if the shareholders approve such increase at such annual meeting. Such aggregate number shall be reduced by one for each unit in the Operating Partnership that is issued pursuant to the Operating Partnership's Unit Option Plan. The Common Shares issuable upon exercise of Options may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of Common Shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

Section 2.2.      Add-back of Options

         If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Common Shares which are delivered by the Optionee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any Common Shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to equity interests of another entity shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

Section 3.1.      Eligibility

         Any Employee selected by the Committee pursuant to Section 3.3(a)(i) shall be eligible to be granted an Option. Any Independent Director selected by the Board pursuant to Section 3.3(b)(i) shall be eligible to be granted an Option.

Section 3.2.      Qualification of Incentive Share Options

         No Incentive Share Option shall be granted to any person who is not an Employee.

Section 3.3.      Granting of Options

         (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                  (i) Determine which Employees are executive or other key Employees and select from among them (including Employees who have previously received Options) such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees;

                  (iii) Subject to Section 3.2, determine whether such Options are to be Incentive Share Options or Non-Qualified Share Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) The Board shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                  (i) Determine which Independent Directors (including Independent Directors who have previously received Options) such of them as in its opinion should be granted Options; and

                  (ii) Determine the terms and conditions of such Options, consistent with this Plan.

         (c) Upon the selection of an Employee or Independent Director to be granted an Option, the Committee (or Board, as applicable) shall instruct the Secretary to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (or Board, as applicable) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of such surrendered Option or other right, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, exercise price, exercise period or any other term or condition of such surrendered Option or other right.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1.      Option Agreement

         Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (the Board in the case of Options granted to Independent Directors) shall determine, and which may be amended by agreement of the parties thereto, consistent with this Plan. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code, and Option Agreements evidencing Incentive Share Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2.      Exercise Price

         The exercise price per share of the shares subject to each Option shall be set by the Committee in its discretion (the Board with respect to Options granted to Independent Directors); provided, however, that such price shall be no less than the Fair Market Value of a Common Share on the date the Option is granted, and, in the case of Incentive Share Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a Common Share on the date the Option is granted.

Section 4.3.      Option Term

         The term of an Option shall be set by the Committee (the Board in the case of Options granted to Independent Directors) in its discretion; provided, however, that (i) in the case of Incentive Share Options, the term shall not be more than ten (10) years from the date the Incentive Share Option is granted, or five (5) years from such date if the Incentive Share Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Share Options, the Committee (the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Directorship, or amend any other term or condition of such Option relating to such a termination.

Section 4.4.      Option Vesting

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (the Board with respect to Options granted to Independent Directors) and the Committee (or Board, as applicable) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee (the Board with respect to Options granted to an Independent Directors) may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable, except as may be otherwise provided by the Committee (other than with respect to Options granted to Independent Directors) either in the Option Agreement or by action of the Committee following the grant of the Option.

         (c) To the extent that the aggregate fair market value of shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.4(c), the fair market value of shares shall be determined as of the time the option with respect to such shares is granted.

Section 4.5.      Consideration

         In consideration of the granting of an Option, the Optionee shall agree, in the written Option Agreement, to remain in the employ of the Company, the Operating Partnership or a subsidiary of either of them for a period of one year from the date of Option grant. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or as a director of the Company, the Operating Partnership or any subsidiary of either of them, or shall interfere with or restrict in any way the rights of the Company, the Partnership or any such subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

Section 5.1.      Partial Exercise

         An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.2.      Manner of Exercise

         All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary or his office prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Option Agreement:

         (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

         (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c) In the event that the Option shall be exercised pursuant to Section
7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Secretary for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of Common Shares owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of Common Shares then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Common Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

Section 5.3.      Conditions to Issuance of Share Certificates

         The Company shall not be required to issue or deliver any certificate for Common Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such series or class of shares is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax;

provided that under no circumstance may an Optionee exercise an Option and acquire a Common Share, and if an Optionee does exercise an Option, such exercise shall be null and void and of no effect, if such exercise could, in the sole discretion of the Committee, result in income to the Company which, when considered in light of the Company's other income, could cause the Company to fail to satisfy the gross income limitations set forth in Code Section 856(c) or otherwise impair the Company's status as a REIT.

Section 5.4.      Rights as Shareholders

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.5.      Ownership and Transfer Restrictions

         The Committee (or Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement or other written agreement between the Company and the Optionee and may be referred to on the certificates evidencing such shares.

                                   ARTICLE VI.
                                 ADMINISTRATION

Section 6.1.      Share and Unit Option Committee

         The Share and Unit Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an Employee and each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 6.2.      Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Option Agreements and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules with respect to Incentive Share Options shall be consistent with the provisions of Section 422 of the Code. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any grant or award under this Plan need not be the same with respect to each Optionee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee

Section 6.3.      Majority Rule

         The Committee shall act by a majority of its members in attendance at a meeting where quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 6.4.      Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

Section 7.1.      Not Transferable

         (a) Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or, with the consent of the Committee, pursuant to a transfer to the spouse and/or lineal descendants of the Optionee and/or to a trust, partnership or other entity the sole beneficiaries, partners or other members of which are such Optionee's spouse and/or lineal descendants, unless and until such Options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         (b) During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to the foregoing paragraph. After the death of the Optionee (or transferee), any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement or other agreement, be exercised by the personal representative of, or by any person empowered to do so under, the deceased Optionee's (or transferee's) will or under the then applicable laws of descent and distribution.

Section 7.2.      Amendment, Suspension or Termination of this Plan

         Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in
Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. The Award Limit may be increased by the Board or the Committee at any time and from time to time, and Options may be granted with respect to a number of shares not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company's shareholders and if such approval is not obtained all Options granted with respect to a number of shares in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void. No amendment, suspension or termination of this Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Options theretofore granted, unless the Option Agreement itself otherwise expressly so provides. No Option may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Share Option be granted under this Plan after May 28, 2003.

Section 7.3. Changes in Common Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

         (a) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, reclassification, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Change in Control), or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                  (i) the number and kind of Common Shares (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                  (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Options, and

                  (iii) the grant or exercise price with respect to any Option.

         (b) Subject to Sections 7.3(b)(vi) or Section 7.3(d), in the event of any Change in Control or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the Option Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of the Optionee, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                  (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                  (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i)
         Section 4.4 or (ii) the provisions of such Option;

                  (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of Common Shares (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

                  (vi) None of the foregoing discretionary actions taken under this Section 7.3(b) shall be permitted with respect to Options granted under Section 3.3(b) to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby immediately prior to the consummation of such Change in Control and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options.

         (c) Subject to Section 7.3(d) and 7.6, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option agreement or certificate, as it may deem equitable and in the best interests of the Company.

         (d) With respect to any Option granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under
Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provision thereto unless the Committee determines that such Option should no longer so qualify. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of Common Shares subject to any Option shall always be rounded to the next whole number.

Section 7.4.      Tax Withholding

         The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold Common Shares otherwise issuable under such Option (or allow the return of Common Shares) having a Fair Market Value equal to the sums required to be withheld.

Section 7.5.      Loans

         The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

Section 7.6. Limitations Applicable to Section 16 Persons and Performance-Based Compensation

         Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 7.7.      Effect of Plan Upon Options and Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary or (ii) to grant or assume Options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of Options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, securities or assets of any corporation, partnership, limited liability company, firm or association.

Section 7.8.      Compliance with Laws

         This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of Common Shares and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, or Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.9.      Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 7.10.     Governing Law

         This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of North Carolina without regard to conflicts of laws thereof.



                                    * * * * *

                                                                      APPENDIX B

                          THE AMENDED AND RESTATED UNIT
                          OPTION PLAN FOR EMPLOYEES OF
                      TANGER PROPERTIES LIMITED PARTNERSHIP

         Tanger Properties Limited Partnership, a partnership organized under the laws of the state of North Carolina (the "Partnership") adopted the Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties Limited Partnership (the "Plan") on May 28, 1993. The Plan has subsequently been amended from time to time. In order to conform the Plan document to such amendments and to further amend the Plan in certain respects, the Plan has been amended and restated, effective as of January 6, 1998. This Amended and Restated Unit Option Plan for Employees of Tanger Properties Limited Partnership constitutes a complete amendment and restatement of the Plan in its entirety and a continuation of the Plan.

         The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Partnership by providing additional incentives to certain of its Employees (as defined below) who have been or will be given responsibility for the management or administration of the Partnership's business affairs, by assisting them to become owners of Units (as defined below) and thus to benefit directly from such growth, development and financial success.

         (2) To enable the Partnership to obtain and retain the services of the types of professional, technical and managerial employees considered essential to the long range success of the Partnership by providing and offering them an opportunity to become owners of Units under options.

         (3) To allow certain Employees the ability, at their election, upon the simultaneous exercise of options under the Plan and of their conversion rights under the Partnership Agreement (as defined below) to be issued and have delivered to them directly from Tanger Factory Outlet Centers, Inc. (the "Company") common shares of the Company.

                                   ARTICLE I.
                                   DEFINITIONS

         Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1.      Award Limit

         "Award Limit" shall mean 60,000 Common Shares.

Section 1.2.      Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.3.      Change in Control

         "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

         (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept; or

         (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

Section 1.4.      Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5.      Committee

         "Committee" shall mean the Share and Unit Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.6.      Common Shares

         "Common Shares" shall mean the Common Shares of the Company, par value $0.01 per share.

Section 1.7.      Company

         "Company" shall mean Tanger Factory Outlet Centers, Inc., a North Carolina corporation.

Section 1.8.      Company Plan

         "Company Plan" shall mean the Amended and Restated Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., as amended from time to time.

Section 1.9.      Director

         "Director" shall mean a member of the Board.

Section 1.10.     Employee

         "Employee" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership or of any entity which is a subsidiary of the Partnership.

Section 1.11.     Exchange Act

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.12.     Fair Market Value

         "Fair Market Value" of a Unit for purposes of this Plan as of a given date shall be the fair market value of a Common Share into which it may be converted, where the fair market value of a Common Share as of such date shall mean (i) the closing price of the Common Shares on the principal exchange on which Common Shares are trading on the trading day previous to such date, or, if Common Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; (ii) if such Common Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the Common Shares are then listed as National Market Issue under the NASD National Market System) or (B) the mean between the closing representative bid and asked prices for the Common Shares on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Shares are is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a Common Share as established by the Committee acting in good faith.

Section 1.13.     Option

         "Option" shall mean an option to purchase a Unit and to receive cash to be applied to such purchase, granted under Article III of this Plan. All Options granted under this Plan shall be non-qualified options, not intended to conform to the provisions of Section 422 of the Code.

Section 1.14.     Optionee

         "Optionee" shall mean an Employee granted an Option under this Plan.

Section 1.15.     Partnership

         "Partnership" shall mean Tanger Properties Limited Partnership, a partnership organized under the laws of the state of North Carolina.

Section 1.16.     Partnership Agreement

         "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Tanger Properties Limited Partnership dated as of December 16, 1993, as amended from time to time.

Section 1.17.     Partnership Unit; Unit

         "Partnership Unit" shall have the meaning ascribed to such term in the Partnership Agreement, and may be referred to herein as a "Unit."

Section 1.18.     Plan

         "Plan" shall mean the Amended and Restated Unit Option Plan for Employees of Tanger Properties Limited Partnership.

Section 1.19.     Rule 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.20.     Section 162(m) Participant

         "Section 162(m) Participant" shall mean any Company Employee designated by the Committee as a Company Employee whose compensation for the fiscal year in which the Company Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.21.     Termination of Employment

         "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Partnership, the Company or any subsidiary of either of them is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of such Optionee by the Partnership, (ii) at the discretion of the Committee, termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Partnership, the Company or any subsidiary of either of them with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Plan, the Partnership or the Company or the subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                              UNITS SUBJECT TO PLAN

Section 2.1.      Units Subject to Plan

         (a) The aggregate number of Units which may be issued upon exercise of Options under the Plan shall not exceed 1,500,000; provided, that effective as of the date of the next succeeding annual meeting of shareholders such number shall be increased to 1,750,000 if the shareholders approve such increase at such annual meeting. Such aggregate number shall be reduced by one for each Common Share that is issued pursuant to the exercise of options under the Company's Share Option Plan.

         (b) The maximum number of Units which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, Units subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of Units subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

Section 2.2.      Add-back of Options

         If any Option expires or is canceled without having been fully exercised, the number of Units subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Units which are delivered by the Optionee or withheld by the Partnership upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any Units subject to Options which are adjusted pursuant to Section
7.3 and become exercisable with respect to equity interests of another entity shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

Section 3.1.      Eligibility

         Any Employee selected by the Committee pursuant to Section 3.2(a)(i) shall be eligible to be granted an Option.

Section 3.2.      Granting of Options

         (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                  (i) Select from among the Employees (including Employees who have previously received Options) such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees;

                  (iii) Determine whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Partnership to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Optionee surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of such surrendered Option or other right, may cover the same (or a lesser or greater) number of Units as such surrendered Option or other right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of Units, exercise price, exercise period or any other term or condition of such surrendered Option or other right.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1.      Option Agreement

         Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and the Partnership and which shall contain such terms and conditions as the Committee shall determine, and which may be amended by agreement of the parties thereto, consistent with this Plan.

Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code, and Option Agreements evidencing Incentive Share Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2.      Exercise Price

         The exercise price per Unit subject to each Option shall be set by the Committee in its discretion; provided, however, that such price shall be no less than the Fair Market Value of a Unit on the date the Option is granted.

Section 4.3.      Option Term

         The term of an Option shall be set by the Committee in its discretion; provided, however, that, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment, or amend any other term or condition of such Option relating to such a termination.

Section 4.4.      Option Vesting

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option.

Section 4.5.      Consideration

         In consideration of the granting of an Option, the Optionee shall agree, in the written Option Agreement, to remain in the employ of the Partnership, the Company, or a subsidiary of either of them for a period of one year from the date of Option grant. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Partnership, the Company or a subsidiary of either of them, or shall interfere with or restrict in any way the rights of the Partnership, the Company or such subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

Section 5.1.      Partial Exercise

         An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Units and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of Units.

Section 5.2.      Payment Upon Exercise

         As part of the exercise of an Option pursuant to this Section 5.2, the Partnership shall pay to the Optionee, as additional compensation for his services to the Partnership, cash (the "Appreciation Consideration") equal to the excess, if any, of the Fair Market Value of a Unit on the date of exercise and the exercise price of the Option. In addition to the exercise price, the Appreciation Consideration shall be applied to the purchase of a Unit pursuant to Section 5.3(d).

Section 5.3.      Manner of Exercise

         All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Partnership prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Option Agreement:

         (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

         (b) Such representations and documents as the Committee in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c) In the event that the Option shall be exercised pursuant to Section
7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Partnership for the Units with respect to which the Option, or portion thereof, is exercised (which payment shall consist of the entire Appreciation Consideration and the exercise price). However, the Committee, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of Units owned by the Optionee, duly endorsed for transfer to the Partnership with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of Units then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Partnership when or where such loan or other extension of credit is prohibited by law.

Section 5.4.      Conditions to Issuance of Unit Certificates

         The Partnership shall not be required to issue or deliver any certificate for Units purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such Units to listing on all stock exchanges on which such series or class of Units is then listed;

         (b) The completion of any registration or other qualification of such Units under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Partnership of full payment for such Units, including payment of any applicable withholding tax;

provided that under no circumstance may an Optionee exercise an Option and acquire a Unit, and if an Optionee does exercise an Option, such exercise shall be null and void and of no effect, if such exercise could, in the sole discretion of the Committee, result in income to the Company which, when considered in light of the Company's other income, could cause the Company to fail to satisfy the gross income limitations set forth in Code Section 856(c) or otherwise impair the Company's status as a REIT.

Section 5.5.      Rights as Limited Partners

         The holders of Options shall not be, nor have any of the rights or privileges of, limited partners of the Partnership in respect of any Units purchasable upon the exercise of any part of an Option unless and until certificates representing such Units have been issued to such holders; provided, however, that the Partnership shall provide to Optionees, on an annual basis, such financial and other information as the Partnership provides to its limited partners.

Section 5.6.      Ownership and Transfer Restrictions

         The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the Units purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement or other written agreement between the Partnership and the Optionee and may be referred to on the certificates evidencing such Units. All Options and Units shall be subject to any applicable transfer restrictions required to preserve the Company's status as a REIT under the Code and to the restrictions on transfer set forth in the Partnership Agreement.

                                   ARTICLE VI.

                                 ADMINISTRATION

Section 6.1.      Share and Unit Option Committee

         The Share and Unit Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an employee of the Company and each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 6.2.      Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Option Agreements and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any grant or Option under this Plan need not be the same with respect to each Optionee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 6.3.      Majority Rule

         The Committee shall act by a majority of its members in attendance at a meeting where quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 6.4.      Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Partnership, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Partnership and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Option, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

Section 7.1.      Not Transferable

         (a) Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or, with the consent of the Committee, pursuant to a transfer to the spouse and/or lineal descendants of the Optionee or to a trust, partnership or other entity the sole beneficiaries, partners or other members of which are members of the Optionee's spouse and/or lineal descendants, unless and until such Options have been exercised, or the Units underlying such Options have been issued, and all restrictions applicable to such Units have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         (b) During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to the foregoing paragraph. After the death of the Optionee (or transferee), any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement or other agreement, be exercised by the personal representative of, or by any person empowered to do so under, the deceased Optionee's (or transferee's) will or under the then applicable laws of descent and distribution.

Section 7.2.      Amendment, Suspension or Termination of this Plan

         Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's shareholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of Units which may be issued under this Plan, and no action of the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. The Award Limit may be increased by the Committee at any time and from time to time, and Options may be granted with respect to a number of Units not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company's shareholders and if such approval is not obtained all Options granted with respect to a number of Units in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void. No amendment, suspension or termination of this Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Options theretofore granted, unless the Option Agreement itself otherwise expressly so provides. No Option may be granted during any period of suspension or after termination of this Plan.

Section 7.3. Changes in Securities or Assets of the Company or the Partnership, Acquisition or Liquidation of the Company or the Partnership and Other Events

         (a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Units, Common Shares, other securities, or other property), recapitalization, reclassification, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership or the Company (including, but not limited to, a Change in Control), or exchange of Units or Common Shares or other securities of the Partnership or the Company, issuance of warrants or other rights to purchase Units or Common Shares or other securities of the Partnership or the Company, or other similar transaction or event, in the Committee's sole discretion, affects the Units or Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

                  (i) the number and kind of Units (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of Units which may be issued and adjustments to the Award Limit),

                  (ii) the number and kind of Units (or other securities or property) subject to outstanding Options, and

                  (iii) the grant or exercise price with respect to any Option.

         (b) Subject to Section 7.3(d), in the event of any Change in Control or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Partnership, the Company, any affiliate of the either of them, or the financial statements of the Partnership, the Company or any such affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Option Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of the Optionee, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                  (ii) In its sole discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                  (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all Units covered thereby, notwithstanding anything to the contrary in (i)
         Section 4.4 or (ii) the provisions of such Option;

                  (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the equity securities of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of securities and prices; and

                  (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of Units (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

         (c) Subject to Section 7.3(d) and 7.6, the Committee may, in its discretion, include such further provisions and limitations in any Option agreement or certificate, as it may deem equitable and in the best interests of the Company.

         (d) With respect to any Option granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under
Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provision thereto unless the Committee determines that such Option should no longer so qualify. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of Units subject to any Option shall always be rounded to the next whole number.

Section 7.4.      Tax Withholding

         The Partnership shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Partnership withhold Units otherwise issuable under such Option (or allow the return of Units) having a Fair Market Value equal to the sums required to be withheld.

Section 7.5.      Loans

         The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.]

Section 7.6. Limitations Applicable to Section 16 Persons and Performance-Based Compensation

         Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 7.7.      Effect of Plan Upon Options and Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Partnership or any subsidiary. Nothing in this Plan shall be construed to limit the right of the Partnership or any subsidiary
(i) to establish any other forms of incentives or compensation for Employees
(ii) to grant or assume Options or other rights or awards otherwise than under this Plan in connection with any proper purpose including but not by way of limitation, the grant or assumption of Options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, securities or assets of any corporation, partnership, limited liability company, firm or association.

Section 7.8.      Compliance with Laws

         This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of Units and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Partnership, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Partnership, provide such assurances and representations to the Partnership as the Partnership may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.9.      Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 7.10.     Governing Law

         This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of North Carolina without regard to conflicts of laws thereof.

********************************************************************************
                                    APPENDIX

                              [FRONT SIDE OF CARD]

                      TANGER FACTORY OUTLET CENTERS, INC.
             Appointment of Proxy for Annual Meeting on May 8, 1998

     The undersigned shareholder of TANGER FACTORY OUTLET CENTERS, INC. a North Carolina corporation, hereby constitutes and appoints Stanley K. Tanger and Rochelle G. Simpson, and each of them, proxies with full power of substitution to act for the undersigned and to vote the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of such corporation on May 8, 1998, and at any adjournment or adjournments thereof, as instructed on the reverse side upon the proposals which are more fully set forth in the Proxy Statement of Tanger Factory Outlet Centers, Inc. dated April 8, 1998 (receipt of which is acknowledged) and in their discretion upon any other matters as may properly come before the meeting, including but not limited to, any proposal to adjourn or postpone the meeting. Any appointment of proxy heretofore made by the undersigned for such meeting is hereby revoked.


     TANGER FACTORY OUTLET CENTERS, INC. RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

(SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    (SEE REVERSE
       SIDE)                                                            SIDE)

                              [BACK SIDE OF CARD]

                                  DETACH HERE

[X]  Please mark votes as
     in this example.

The shares represented hereby will be voted in accordance with the directions given in this appointment of proxy. If not otherwise directed herein, shares represented by this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3, provided however, shares held by a broker or nominee who has not received specific voting instructions from the beneficial owner will not be voted FOR or AGAINST the ratification of the amendments to the Option Plans.

1.        To elect Directors to serve for the ensuing year.
          Nominees: Stanley K. Tanger, Steven B. Tanger, Jack Africk,
                     William G. Benton and Thomas E. Robinson
               FOR                      WITHHELD
               [  ]                        [  ]

               [  ]_________________________________________
                    For all nominees except as noted above

2. To ratify the amendment and restatement of the Share Option Plan and the Unit Option Plan (the "Plans") in order to (i) reflect amendments previously approved by shareholders, (ii) conform the Plans to changes to Rule 16b-3 of the Exchange Act with respect to Options granted to officers and directors of the Company, (iii) permit the grant of Options intended to qualify as "performance-based compensation" under
          Section 162(m) of the Code, (iv) permit discretionary Option grants to Independent Directors and (v) amend the Plans in certain other respects.

          [  ]FOR             [  ]AGAINST         [  ]ABSTAIN

3. To ratify amendments to the Share Option Plan and the Unit Option Plan to increase from 1,500,000 to 1,750,000 the aggregate number of Common Shares and Units which may be issued under the Share Option Plan and the Unit Option Plan.

          [  ]FOR             [  ]AGAINST         [  ]ABSTAIN

MARK HERE FOR
ADDRESS CHANGE
AND NOTE BELOW
[  ]

PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full tile as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.


Signature:  _________________________   Date: ______  Signature:  __________  Date:  __________